UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

UFOOD RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136167	20-4463582
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Washington Street, Suite 100 Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 787-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 3, 2011, the management of UFood Restaurant Group, Inc. (the “Company”) determined that the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011, which was filed on March 21, 2011 and subsequently amended by the Company by filing a Form 10-K/A on May 2, 2011 (the “Annual Report”), contained errors as a result of miscalculations. Accordingly, the financial statements included in the Annual Report should not be relied upon. The Company’s management has discussed this matter with the Company’s independent accountant and, on May 18, 2011, filed an amendment to the Annual Report that reflects the correct financial statements for the year ended January 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFOOD RESTAURANT GROUP, INC.

Date: May 19, 2011	By:	/s/ Charles Cocotas

Charles Cocotas
President and Chief Operating Officer

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